Offerings - Offering: 1	Oct. 29, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 5,914,713.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 816.82
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 399,503 Shares (approximately 5.00% of the net assets of the Fund as of September 30, 2025) based on a net asset value per Class Y Share, Class I Share and Class R Share as of the close of business on September 30, 2025 of $14.84, $14.79 and $14.43, respectively.